Exhibit 10.1(b)
Confidential Treatment Requested

AMENDMENT NO. 5 TO GENERAL PURCHASE AGREEMENT

This Amendment No. 5 to General Purchase Agreement ("Amendment 5") is made and entered into this 15th day of June, 2011 (the “Fifth Amendment Date"), by and between Alcatel-Lucent USA Inc. (formerly known as Lucent Technologies Inc.), a Delaware corporation (“Alcatel-Lucent” or “Seller”) having an office at 600 Mountain Avenue, Murray Hill, New Jersey 07974, and MetroPCS Wireless, Inc., a Delaware corporation (“Customer”), having an office at 2250 Lakeside Boulevard, Richardson, Texas 75082.

RECITALS

WHEREAS, Customer and Seller entered into that certain General Purchase Agreement, effective as of June 6, 2005 (as amended, the "Agreement");

WHEREAS, Customer and Seller entered into an Amendment No. 1 to the Agreement, dated September 30, 2005 (“Amendment No. 1”); and

WHEREAS, Customer and Seller entered into an Amendment No. 2 to the Agreement, dated November 10, 2005 (“Amendment No. 2”);

WHEREAS, Customer and Seller entered into an Amendment No. 3 to the Agreement, dated December 3, 2007 (“Amendment No. 3”);

WHEREAS, Customer and Seller entered into an Amendment No. 4 to the Agreement, dated March 23, 2011 (“Amendment No. 4” and together with Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4 and this Amendment No. 5, the “Amendments”;

WHEREAS, Customer and Seller have mutually determined that the Agreement is set to expire and now wish to extend the Agreement and further modify certain provisions of the Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Parties, intending to be legally bound, hereby agree to the foregoing and as follows:

1.    INCORPORATION OF RECITALS; DEFINED TERMS. The foregoing recitals are hereby incorporated into this Amendment 5 and made a part hereof. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Agreement.

*** Where this marking appears throughout this Exhibit 10.1(b), information has been omitted pursuant to a request for
confidential treatment and such information has been filed
with the Securities and Exchange Commission separately.

Alcatel-Lucent/MetroPCS Proprietary Information

2.    AMENDMENTS.

2.1    Section 1.2(a), Initial Term, and Section 1.2(b), Renewal Terms. Notwithstanding anything to the contrary under Section 1.2(a), Initial Term, and Section 1.2(b), Renewal Terms, of the Agreement, the Parties desire to extend the Initial Term of the Agreement to September 30, 2011 (the Initial Term as extended herein, the “Extension Term”). Should at the end of the Extension Term the parties agree to further extend the Extension Term of the Agreement, then the terms of the Agreement, including the Amendments shall continue for any further extension unless otherwise agreed in writing. Notwithstanding anything contained herein to the contrary, at the end of the Extension Term should the Customer elect to renew the Agreement in accordance with Section 1.2(b) of the Agreement, Customer may do so pursuant to the terms of Section 1.2(b) and the terms of the Agreement shall continue for any such renewal unless otherwise agreed in writing.
2.2    Additional Provisions Applicable During Extension. During the Extension Term (as it may be extended by the Parties from time to time), the Partiers agree to the following:

2.2.1 Exclusivity. Section 1.4(b), Exclusivity of the Agreement *** . Unless otherwise mutually agreed to in writing, *** .

2.2.2 *** .

2.2.3    Credits and Application Thereof. All currently available credits under the Agreement shall *** .

3.    MISCELLANEOUS. Except for those provisions of the Agreement which are expressly modified herein, all of the other terms and conditions of the Agreement, including all Attachments thereto, shall remain unmodified. In case of any conflict between the provisions of this Amendment 5 and those of the Agreement, the provisions of this Amendment 5 will take precedence. This Amendment 5 and the non-conflicting terms of the Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior and contemporaneous understandings (both written and oral) between Seller and Customer with respect to such subject matter.

Alcatel-Lucent/MetroPCS Proprietary Information

IN WITNESS WHEREOF, the Parties have caused this Amendment 5 to be executed by their duly authorized representatives as of the Fifth Amendment Date.

METROPCS WIRELESS, INC.	ALCATEL-LUCENT USA INC. (formerly known as Lucent Technologies Inc.)
By: /s/ Roger D. Linquist	By: /s/ Matt Keil
Name: Roger D. Linquist	Name: Matt Keil
Title: Chairman & CEO	Title: Director of Sales
Date: 6/29/11	Date: 6/28/11

Alcatel-Lucent/MetroPCS Proprietary Information